UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2020 (March 28, 2020)

Howard Bancorp, Inc.
(Exact name of registrant as specified in charter)

Maryland	001-35489	20-3735949
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 Boston Street, Baltimore, Maryland	21224
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (410) 750-0020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 28, 2020, Howard Bancorp, Inc. (“Howard”) and its wholly-owned subsidiary bank, Howard Bank, entered into a Separation Agreement and General Release (the “Separation Agreement”) with George C. Coffman, who formerly served as the Executive Vice President of Howard and the Executive Vice President and Chief Financial Officer of Howard Bank until February 6, 2020.  Pursuant to the terms of the Separation Agreement, Mr. Coffman’s employment with Howard Bank was terminated, effective March 31, 2020.  Consistent with the terms of his Second Amended and Restated Employment Agreement dated March 20, 2019, under the Separation Agreement,  Mr. Coffman will receive salary continuation payments totaling $650,360.35 (with $171,793.30 to be paid on our first payroll date after September 30, 2020, and the remaining payments to be made in equal installments beginning on our second payroll date after September 30, 2020 through and including the 40th regular payroll date thereafter) and all of Mr. Coffman’s issued stock awards, including restricted stock units of Howard, vested immediately on his March 31, 2020 termination date. The Settlement Agreement also contains a release by Mr. Coffman of any claims against Howard and Howard Bank and certain other related parties arising from or relating to his employment and customary confidentiality and non-disparagement covenants.  Mr. Coffman may revoke the Separation Agreement for a period of seven days following its execution, after which time it will become effective.

The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits.

10.1	Separation Agreement and General Release, dated March 28, 2020, by and between George C. Coffman and Howard Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWARD BANCORP, INC.

Dated: April 2, 2020

	By:	/s/ Mary Ann Scully
Name: Mary Ann Scully Title: Chief Executive Officer